UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  November 8, 2005

                              ____________________

                         Commission File Number 0-22935

                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                               75-2605174
       (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

    CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address of principal executive office)
                                   (Zip Code)

       Registrant's telephone number, including area code: (214) 234-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02     Results  of  Operations  and  Financial  Condition

On November 8, 2005, Pegasus Solutions, Inc. issued a press release announcing its unaudited financial results for the third quarter ended September 30, 2005 as well as other business matters. Attached to this current report on Form 8-K is a copy of the related press release dated November 8, 2005.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.

Item  9.01     Financial  Statements  and  Exhibits.

     (d)     Exhibits

             Exhibit  Number                    Description
             ---------------                    -----------
                  99.1               Press release issued November 8, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PEGASUS SOLUTIONS, INC.


November  8,  2005                                        /s/  SUSAN  K.  CONNER
                                                         -----------------------
                                                       Chief  Financial  Officer

                                  EXHIBIT INDEX

          Exhibit  Number                         Description
          ---------------                         -----------
               99.1               Press  release  issued  November  8,  2005

             Exhibit 99.1     Press release issued November 8, 2005

                                               FOR  IMMEDIATE  RELEASE
                                               Investor  Contact:
                                               Susan  K.  Conner
                                               (214)  234-4140

                                               Media  Contact:
                                               Brian  Cummings
                                               Michael  A.  Burns  &  Associates
                                              (214)  521-8596

              PEGASUS SOLUTIONS REPORTS THIRD QUARTER 2005 RESULTS

Q3  2005  RESULTS
-----------------
     -  Revenues  (GAAP):  $45.7  million
     -  Net  income  per  share  (GAAP):  Basic  and  Diluted:  $0.11
     -  Diluted  income  from  continuing  operations  per  share  (GAAP): $0.12
     -  Diluted  income  from  continuing operations per share (adjusted): $0.17

DALLAS, NOVEMBER 8, 2005 - Pegasus Solutions, Inc. (Nasdaq: PEGS), a global leader in providing technology and services to hotels and travel distributors, today reported its financial results for the third quarter ended September 30, 2005.

"With the assistance of Bear Stearns, we continue to make considerable progress evaluating our strategic alternatives," said John F. Davis III, president, chief executive officer and chairman of Pegasus Solutions. "While no assurance can be given as to the outcome, we expect to make an announcement regarding the results of this process in the near future."

Davis continued: "During the third quarter we delivered solid financial results. Our sales and marketing focus has expanded our presence throughout the Asia-Pacific region; we launched our new travel Web site, hotelbook.com ; we initiated transactions using our new PegsTour service; and completed numerous technology enhancements."

THIRD  QUARTER  AND OTHER 2005 HIGHLIGHTS (See tables included with this release
-----------------------------------------
for  reconciliation  of  non-GAAP  measures  to  GAAP  measures.)
- On a GAAP basis, revenues were $45.7 million for the quarter, compared to $48.4 million in the third quarter of 2004.
- Income from continuing operations per diluted share was $0.12 for the quarter, compared to $0.20 in the third quarter of 2004.
- Adjusted income from continuing operations per diluted share was $0.17 for the quarter, compared to $0.22 in the year ago quarter. In addition to the exclusion of amortization of software and identifiable assets obtained through acquisitions in both quarters, third quarter 2005 adjusted per share results also exclude facility closing and severance costs of $985,000.
- Adjusted EBITDA was $9.9 million, or 22 percent of revenues for the quarter, compared to adjusted EBITDA of $11.8 million, or 24 percent of revenues, in the same quarter last year.
- Year-to-date operating cash flows increased to $21.2 million, compared to $20.4 million through the third quarter of 2004.
- During the quarter, Pegasus launched its travel Web site, hotelbook.com ; began processing transactions using its new PegsTour service; increased the functionality of its NetBooker booking engine; added a new rate tracking service; and continued customer conversions onto its new release of the RezView central reservation system (CRS).
- In October 2005, Pegasus initiated development work for property management system (PMS) interfaces to its RezView CRS including Multi-Systems, Inc.'s
     (MSI),  WinPM  system,  as well as an Open Travel Alliance (OTA) interface.
- The cash balance (including auction rate securities) increased to $30.2 million versus $26.7 million at June 30, 2005 as a result of positive operating cash flows and the expected slow-down in capital expenditures.
- Pegasus' decision to exit the PMS business resulted in the October sale of our NovaPlus and GuestView business to MSI. The financial impact of this transaction is not expected to be material to the operations of the company and will be recorded in discontinued operations in the fourth quarter.

SERVICE  LINE  REVIEW
---------------------
- Representation services revenues were $16.9 million, down 9 percent compared to the prior year, primarily due to the sustained impact of reduced pricing and the transition of a significant Unirez by Pegasus customer to the company's central reservation service (CRS). Average daily room rates increased 1 percent for the company's Utell by Pegasus service, offset by a 5 percent decrease in reservation volume and average commission earned. On a sequential quarter basis, the Utell by Pegasus average commission earned has stabilized and the representation portfolio count has increased over 2 percent. Pegasus fourth quarter initiatives include representation product road shows and customer focused revenue and yield management programs.
- Reservation services revenues were $8.3 million, down 11 percent compared to the same period last year. The loss of a CRS customer was partially offset by the positive impact from a significant representation customer converting to the CRS service. Excluding the reservations attributable to those two customers, CRS transactions increased 6 percent. However, reduced pricing on contract renewals continued to drive the year-over-year decrease in revenue.
- For Pegasus' distribution services, revenues were $7.6 million, up 5 percent from the year-ago quarter. During the third quarter switch transactions increased 5 percent in total. The company expects the positive trends in distribution services to continue in the fourth quarter.
- Revenues for the company's financial services were $8.5 million, down 9 percent year-over-year. Financial services revenues were impacted by reduced transactions and pricing, resulting from travel agency consolidations, partially offset by the continued benefit from improved average daily room rates.

OUTLOOK  FOR  FOURTH  QUARTER  AND  FULL  YEAR  2005
----------------------------------------------------
-    Q4  2005  revenues:  $40  million  to  $42  million
- Q4 2005 diluted income from continuing operations per share (GAAP): $0.03 to $0.06
-    Q4  2005  diluted  income  from continuing operations per share (adjusted):
     $0.05  to  $0.08
- Full year 2005 revenues: $174 million to $176 million; $175 million to $177 million on an adjusted basis
- Full year diluted income from continuing operations per share (GAAP): $0.25 to $0.28
-    Full  year  diluted income from continuing operations per share (adjusted):
     $0.42  to  $0.45

FINANCIAL  OUTLOOK
------------------
"We are very pleased to report third quarter revenues and adjusted EPS results in-line with our previous guidance," said Susan K. Conner, executive vice president and chief financial officer. "As a result of usual seasonality and continued top-line pressure, we expect fourth quarter revenues to range from $40 million to $42 million. As we have done all year, we will continue to operate with a cost-conscious focus and expect fourth quarter adjusted diluted income from continuing operations to range from $0.05 to $0.08 per share."

Davis added: "As part of our strategy to provide integrated technology and business process solutions with best of breed capabilities, we are beginning to see the benefits of our technology development that we focused on so heavily earlier this year, as well as the integration of capabilities from our partners. In 2005, we have delivered significant enhancements to each of our service lines. Financial services started weekly commission processing. In reservation services, RezView had a major release and we supplemented our offering with rate checking capabilities. In the representation services group, we rolled out significant upgrades to the HotelFactory CRS and launched our own travel Web site. In distribution services, we initiated transactions for our wholesale travel companies and tour operator customers using the PegsTour service. We have also delivered on our strategy of providing outstanding customer service, expanding into emerging hospitality markets and building strategic alliances and partnerships."

Davis concluded: "Pegasus has a rich heritage of providing technology solutions for hotels and travel distributors throughout the world. Our ability to anticipate industry trends and respond to customer needs is how we built this company. Moving forward, we plan to intensify our efforts on what we do best - helping our customers grow by providing our leading technology solutions to the market."

CONFERENCE  CALL
----------------
Pegasus will host a conference call today at 5:00 p.m. Eastern Time and will simultaneously broadcast it live over the Internet. To access the webcast, go to www.pegs.com and click "Investor Center." The online archive of the webcast
    ------------
will  be  available  two  hours  after  the  call  for  30  days.


ABOUT  PEGASUS  SOLUTIONS,  INC.
--------------------------------
Dallas-based Pegasus Solutions, Inc. (Nasdaq: PEGS) is a global leader in providing technology and services to hotels and travel distributors. Founded in 1989, Pegasus' customers include a majority of the world's travel agencies and more than 60,000 hotel properties around the globe. Pegasus' services include central reservation systems, electronic distribution services, commission processing and payment services, and marketing representation services, including the consumer Web site, www.hotelbook.com . The company's
                                      -----------------
representation services, including Utell by Pegasus and Unirez by Pegasus , are used by nearly 7,000 member hotels in 140 countries, making Pegasus the hotel industry's largest third-party marketing and reservations provider. Pegasus has 18 offices in 13 countries, including regional hubs in London, Scottsdale and Singapore. For more information, please visit www.pegs.com.
                                                    ------------

FORWARD-LOOKING  STATEMENTS
---------------------------
Some statements made in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding future events, financial projections, estimated transaction volumes and expected average daily room rates, as well as management's expectations, beliefs, hopes, intentions or strategies regarding the future. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from current expectations. Factors that could cause or contribute to such difference include, but are not limited to, terrorist acts or war, global health epidemics, variation in demand for and acceptance of the company's products and services, the level of product and price competition from existing and new competitors, delays in developing, marketing and deploying new products and services, any strategic alternative undertaken by the company, the inability of the company to sell the PMS operations, risks associated with a PMS sale transaction and the inability of the company to terminate the PMS services as expected, as well as other risks identified in the company's Securities and Exchange Commission filings, including those appearing under the caption Risk Factors in the company's Annual Report on Form 10-K for the year ended December 31, 2004.

The conference call may include other forward-looking statements related to transaction volume and average daily room rates. Such information can be found in the presentation accompanying the conference call webcast. To access the webcast, go to www.pegs.com and click "Investor."
                  ------------

USE  OF  NON-GAAP  FINANCIAL  MEASURES
--------------------------------------
Pegasus provides financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (GAAP). We believe that presentation of non-GAAP measures such as adjusted revenues, adjusted income from continuing operations per share, EBITDA and adjusted EBITDA provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing the company's future earnings expectations. Our management uses these non-GAAP measures for the same purpose. The non-GAAP measures included in this release are provided to give investors access to the types of measures that we use in analyzing our results.

Adjusted revenues consist of GAAP revenues adjusted for the items included in the accompanying reconciliation. Adjusted income from continuing operations per share consists of GAAP income from continuing operations per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable management and investors to more thoroughly evaluate our current performance as compared to past performance and provide a better baseline for assessing the company's future earnings expectations. However, these measures do not provide a complete picture of our operations. Therefore net income (loss) per share and revenues and income from continuing operations per share on both a non-GAAP basis and GAAP basis may need to be considered to get a comprehensive view of our results.

EBITDA consists of GAAP net income (loss) adjusted for the items included in the accompanying reconciliation. We believe that EBITDA provides useful information to investors about the company's performance because it eliminates the effects of period to period changes in taxes, discontinued operations, cost associated with capital investments and interest income (expense). Adjusted EBITDA consists of EBITDA adjusted for the items included in the accompanying reconciliation. EBITDA and adjusted EBITDA do not give effect to the cash the company must use to service its debt or pay its income taxes and thus do not reflect the funds generated from operations or actually available for capital expenditures.

Pegasus' calculation of adjusted revenues, adjusted income from continuing operations per share, EBITDA and adjusted EBITDA is not necessarily comparable to similarly titled measures reported by other companies. These non-GAAP measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Schedules that reconcile adjusted revenues and adjusted income from continuing operations per share to their most directly comparable GAAP measure and EBITDA and adjusted EBITDA to GAAP net income (loss) are included with this release and the presentation accompanying the company's conference call webcast.


                                PEGASUS SOLUTIONS, INC.
                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                      (UNAUDITED)


                                               Three Months Ended   Nine Months Ended
                                                   September 30,      September 30,
                                                   -------------      -------------

                                                 2005      2004      2005       2004
                                               --------  --------  ---------  ---------
Revenues:
  Service revenues                             $41,278   $44,470   $120,883   $129,419
  Customer reimbursements                        4,397     3,929     13,111     11,549
                                               --------  --------  ---------  ---------
  Total revenues                                45,675    48,399    133,994    140,968
                                               --------  --------  ---------  ---------

Costs of services (exclusive of depreciation
  and amortization shown separately below):
  Cost of services                              20,822    21,422     62,930     66,229
  Customer reimbursements                        4,397     3,929     13,111     11,549
                                               --------  --------  ---------  ---------
  Total costs of services                       25,219    25,351     76,041     77,778
                                               --------  --------  ---------  ---------

Research and development                           879       676      2,462      3,039
General and administrative expenses              5,775     5,797     17,721     18,223
Marketing and promotion expenses                 4,860     4,815     15,809     14,509
Depreciation and amortization                    4,955     4,156     13,890     13,447
                                               --------  --------  ---------  ---------
Operating income                                 3,987     7,604      8,071     13,972

Other income (expense):
  Gain on sale                                       -         -          -      1,961
  Interest expense, net                           (323)     (498)    (1,050)    (1,523)
  Other                                            129       159        268       (134)
                                               --------  --------  ---------  ---------
Income from continuing operations
  before income taxes                            3,793     7,265      7,289     14,276

Income tax expense                              (1,361)   (2,383)    (2,647)    (5,073)
                                               --------  --------  ---------  ---------

Income from continuing operations                2,432     4,882      4,642      9,203

Discontinued operations, net of tax               (226)   (1,096)   (13,083)    (2,993)
                                               --------  --------  ---------  ---------

Net income (loss)                              $ 2,206   $ 3,786   $ (8,441)  $  6,210
                                               ========  ========  =========  =========

Basic income (loss) per share:
  Continuing operations                        $  0.12   $  0.22   $   0.22   $   0.39
  Discontinued operations                        (0.01)    (0.05)     (0.63)     (0.12)
                                               --------  --------  ---------  ---------
  Net income (loss)                            $  0.11   $  0.17   $  (0.41)  $   0.27
                                               ========  ========  =========  =========

Diluted income (loss) per share:
  Continuing operations                        $  0.12   $  0.20   $   0.22   $   0.39
  Discontinued operations                        (0.01)    (0.04)     (0.62)     (0.11)
                                               --------  --------  ---------  ---------
  Net income (loss)                            $  0.11   $  0.16   $  (0.40)  $   0.28
                                               ========  ========  =========  =========

Weighted average shares outstanding:
  Basic                                         20,758    22,131     20,743     23,355
                                               ========  ========  =========  =========
  Diluted (See Note 1)                          20,941    26,224     20,973     27,406
                                               ========  ========  =========  =========


Note
(1) The company's third quarter and year-to-date 2004 diluted per share data includes approximately 3.7 million additional shares, applicable to its contingently convertible debt, in the weighted average share base used in the diluted per share computations. See attached reconciliation of per share computations.

     Subject to certain conditions, the company's convertible debt is Convertible into common stock at a conversion price of approximately $20.13 per share.


                                       PEGASUS SOLUTIONS, INC.
                              RECONCILIATION OF PER SHARE COMPUTATIONS
                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                             (UNAUDITED)


                                                             Three Months Ended  Nine Months Ended
                                                                September 30,       September 30,
                                                                -------------       -------------

                                                               2005      2004      2005       2004
                                                             --------  --------  ---------  --------

Income from continuing operations                       (a)  $ 2,432   $ 4,882   $  4,642   $ 9,203

Discontinued operations, net of tax                     (b)     (226)   (1,096)   (13,083)   (2,993)
                                                             --------  --------  ---------  --------

Net income (loss)                                       (c)  $ 2,206   $ 3,786   $ (8,441)  $ 6,210
                                                             ========  ========  =========  ========


Income from continuing operations                       (a)  $ 2,432   $ 4,882   $  4,642   $ 9,203
  Adjustment for interest on convertible debt,
   net of tax                                                       -      444         -      1,383
                                                              -------  --------  --------  ---------
Income from continuing operations, as adjusted          (d)  $ 2,432   $ 5,326   $  4,642   $10,586
                                                             ========  ========  =========  ========

Net income (loss)                                       (c)  $ 2,206   $ 3,786   $ (8,441)  $ 6,210
  Adjustment for interest on convertible debt,
   net of tax                                                       -      444         -      1,383
                                                              -------  --------  --------  ---------
Net Income (loss), as adjusted                          (e)  $ 2,206   $ 4,230   $ (8,441)  $ 7,593
                                                             ========  ========  =========  ========

Basic income (loss) per share:
  Continuing operations                             (a)/(f)  $  0.12   $  0.22   $   0.22   $  0.39
  Discontinued operations                           (b)/(f)  $ (0.01)    (0.05)     (0.63)    (0.12)
                                                             --------  --------  ---------  --------
  Net income (loss)                                 (c)/(f)  $  0.11   $  0.17   $  (0.41)  $  0.27
                                                             ========  ========  =========  ========

Diluted income (loss) per share:
  Continuing operations                             (d)/(g)  $  0.12   $  0.20   $   0.22   $  0.39
  Discontinued operations                           (b)/(g)  $ (0.01)    (0.04)     (0.62)    (0.11)
                                                             --------  --------  ---------  --------
  Net income (loss)                                 (e)/(g)  $  0.11   $  0.16   $  (0.40)  $  0.28
                                                             ========  ========  =========  ========


  Basic weighted average shares outstanding             (f)   20,758    22,131     20,743    23,355
  Dilutive effect of stock options                                183      367       230        325
  Dilutive effect of convertible debt (See Note 1)                  -    3,726         -      3,726
                                                              -------  --------  --------  ---------
  Diluted weighted average shares outstanding           (g)   20,941    26,224     20,973    27,406
                                                             --------  --------  ---------  --------

Note
(1) Subject to certain conditions, the company's convertible debt is Convertible into common stock at a conversion price of approximately $20.13 per share.


                                    PEGASUS SOLUTIONS, INC.
            RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                          (UNAUDITED)


                                                          Three Months Ended
                                                          September 30, 2005
                                                          ------------------

                                               As Reported    Adjustments    Adjusted
                                              -------------  -------------  ----------
Revenues:
  Service revenues                            $     41,278   $          -   $  41,278
  Customer reimbursements                            4,397              -       4,397
                                              -------------  -------------  ----------
  Total revenues                                    45,675              -      45,675
                                              -------------  -------------  ----------

Costs of services (exclusive of depreciation
  and amortization shown separately below):
  Cost of services                                  20,822           (389) (1)  20,433
  Customer reimbursements                            4,397              -        4,397
                                              -------------  -------------   ----------
  Total costs of services                           25,219           (389)      24,830
                                              -------------  -------------   ----------

Research and development                               879            (46) (1)     833
General and administrative expenses                  5,775           (467) (1)   5,308
Marketing and promotion expenses                     4,860            (83) (1)   4,777
Depreciation and amortization                        4,955           (789) (2)   4,166
                                              -------------  -------------      -------
Operating income                                     3,987          1,774        5,761

Other income (expense):
  Interest expense, net                               (323)             -         (323)
  Other                                                129              -          129
                                              -------------  -------------   ----------
Income from continuing operations
  before income taxes                                3,793          1,774        5,567

Income tax expense                                  (1,361)          (643) (3)   2,004)
                                              -------------  -------------      -------

Income from continuing operations                    2,432   $      1,131    $   3,563
                                                             =============   ==========

Discontinued operations, net of tax                   (226)
                                              -------------

Net loss                                      $      2,206
                                              =============

Diluted income (loss) per share:
  Continuing operations                       $       0.12                $       0.17
                                                                          =============
  Discontinued operations                            (0.01)
                                              -------------
  Net loss                                    $       0.11
                                              =============

Diluted weighted average shares outstanding         20,941              -         20,941
                                              =============  =============     ==========

Notes:
(1)  To  adjust  for  the  impact  of  severance  and  facility  closure  costs.
(2) To adjust for amortization of software and identifiable intangible assets obtained through acquisitions.
(3)  To  adjust  income  tax  expense  for  assumed  36%  tax  rate.


                                    PEGASUS SOLUTIONS, INC.
            RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                          (UNAUDITED)


                                                          Three Months Ended
                                                          September 30, 2004
                                                          ------------------

                                               As Reported    Adjustments    Adjusted
                                              -------------  -------------  ----------
Revenues:
  Service revenues                            $     44,470   $          -   $  44,470
  Customer reimbursements                            3,929              -       3,929
                                              -------------  -------------  ----------
  Total revenues                                    48,399              -      48,399
                                              -------------  -------------  ----------

Costs of services (exclusive of depreciation
  and amortization shown separately below):
  Cost of services                                  21,422              -      21,422
  Customer reimbursements                            3,929              -       3,929
                                              -------------  -------------  ----------
  Total costs of services                           25,351              -      25,351
                                              -------------  -------------  ----------

Research and development                               676              -         676
General and administrative expenses                  5,797              -       5,797
Marketing and promotion expenses                     4,815              -       4,815
Depreciation and amortization                        4,156           (767) (1)  3,389
                                              -------------  -------------     -------
Operating income                                     7,604            767       8,371

Other income (expense):
  Gain on sale                                           -              -           -
  Interest expense, net                               (498)             -        (498)
  Other                                                159              -         159
                                              -------------  -------------  ----------
Income from continuing operations
  before income taxes                                7,265            767       8,032

Income tax expense                                  (2,383)          (669) (2) (3,052)
                                              -------------  -------------     -------

Income from continuing operations                    4,882   $         98   $   4,980
                                                             =============  ==========

Discontinued operations, net of tax                 (1,096)
                                              -------------

Net income                                    $      3,786
                                              =============

Diluted income (loss) per share:
  Continuing operations                       $       0.20               $       0.22
                                                                         =============
  Discontinued operations                            (0.04)
                                              -------------
  Net income                                  $       0.16
                                              =============

Diluted weighted average shares outstanding         26,224         (3,726) (3)  22,498
                                              =============  =============      =======

Notes:
(1) To adjust for amortization of software and identifiable intangible assets obtained through acquisitions.
(2)  To  adjust  income  tax  expense  for  assumed  38%  tax  rate.
(3) To exclude the dilutive effect of convertible debt - convertible at $20.13 per share.


                                     PEGASUS SOLUTIONS, INC.
             RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                           (UNAUDITED)


                                                            Nine Months Ended
                                                           September 30, 2005
                                                           ------------------

                                               As Reported    Adjustments        Adjusted
                                              -------------  -------------     ----------
Revenues:
  Service revenues                            $    120,883   $      1,500 (1)     $122,383
  Customer reimbursements                           13,111              -           13,111
                                              -------------  -------------       ----------
  Total revenues                                   133,994          1,500          135,494
                                              -------------  -------------       ----------

Costs of services (exclusive of depreciation
  and amortization shown separately below):
  Cost of services                                  62,930           (239) (1), (2) 62,691
  Customer reimbursements                           13,111              -           13,111
                                              -------------  -------------       ----------
  Total costs of services                           76,041           (239)          75,802
                                              -------------  -------------       ----------

Research and development                             2,462            (46) (2)       2,416
General and administrative expenses                 17,721           (467) (2)      17,254
Marketing and promotion expenses                    15,809            (83) (2)      15,726
Depreciation and amortization                       13,890         (2,345) (3)      11,545
                                              -------------  -------------        ---------
Operating income                                     8,071          4,680           12,751

Other income (expense):
  Interest expense, net                             (1,050)             -           (1,050)
  Other                                                268              -              268
                                              -------------  -------------       ----------
Income from continuing operations
  before income taxes                                7,289          4,680           11,969

Income tax expense                                  (2,647)        (1,662) (4)       (4,309)
                                              -------------  -------------         ---------

Income from continuing operations                    4,642   $      3,018         $   7,660
                                                             =============        ==========

Discontinued operations, net of tax                (13,083)
                                              -------------

Net loss                                      $     (8,441)
                                              =============

Diluted income (loss) per share:
  Continuing operations                       $       0.22                     $       0.37
                                                                               =============
  Discontinued operations                            (0.62)
                                              -------------
  Net loss                                    $      (0.40)
                                              =============

Diluted weighted average shares outstanding         20,973              -           20,973
                                              =============  =============       ==========

Notes:
(1) To adjust for the impact of converting from monthly to weekly commission processing.
(2)  To  adjust  for  the  $985  impact of severance and facility closure costs.
(3) To adjust for amortization of software and identifiable intangible assets obtained through acquisitions.
(4)  To  adjust  income  tax  expense  for  assumed  36%  tax  rate.


                                    PEGASUS SOLUTIONS, INC.
            RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                          (UNAUDITED)


                                                             Nine Months Ended
                                                            September 30, 2004
                                                            ------------------

                                               As Reported    Adjustments    Adjusted
                                              -------------  -------------  ----------
Revenues:
  Service revenues                            $    129,419   $          -   $ 129,419
  Customer reimbursements                           11,549              -      11,549
                                              -------------  -------------  ----------
  Total revenues                                   140,968              -     140,968
                                              -------------  -------------  ----------

Costs of services (exclusive of depreciation
  and amortization shown separately below):
  Cost of services                                  66,229         (1,915) (1)  64,314
  Customer reimbursements                           11,549              -       11,549
                                              -------------  -------------   ----------
  Total costs of services                           77,778         (1,915)      75,863
                                              -------------  -------------   ----------

Research and development                             3,039              -        3,039
General and administrative expenses                 18,223           (465) (1)  17,758
Marketing and promotion expenses                    14,509              -       14,509
Depreciation and amortization                       13,447         (2,301) (2)  11,146
                                              -------------  -------------      -------
Operating income                                    13,972          4,681       18,653

Other income (expense):
  Gain on sale                                       1,961         (1,961) (3)       -
  Interest expense, net                             (1,523)             -       (1,523)
  Other                                               (134)             -         (134)
                                              -------------  -------------   ----------
Income from continuing operations
  before income taxes                               14,276          2,720       16,996

Income tax expense                                  (5,073)        (1,386) (4)  (6,459)
                                              -------------  -------------      -------

Income from continuing operations                    9,203   $      1,334    $  10,537
                                                             =============   ==========

Discontinued operations, net of tax                 (2,993)
                                              -------------

Net income                                    $      6,210
                                              =============

Diluted income (loss) per share:
  Continuing operations                       $       0.39                $       0.44
                                                                          =============
  Discontinued operations                            (0.11)
                                              -------------
  Net income                                  $       0.28
                                              =============

Diluted weighted average shares outstanding         27,406         (3,726) (5)  23,680
                                              =============  =============      =======

Notes:
(1) To adjust for severance and other non-recurring costs related to the company's information technology organization.
(2) To adjust for amortization of software and identifiable intangible assets obtained through acquisitions.
(3)  To  adjust  for  gain  on  sale  of  Travelweb  LLC.
(4)  To  adjust  income  tax  expense  for  assumed  38%  tax  rate.
(5) To exclude the dilutive effect of convertible debt - convertible at $20.13 per share.


                             PEGASUS SOLUTIONS, INC.
    RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                  Three Months Ended September 30,
                                  --------------------------------

                                          2005           2004
                                        --------       --------
Total revenues                          $45,675        $48,399
                                        ========       ========


Net income                              $ 2,206        $ 3,786
Reconciling items:
  Discontinued operations, net of tax       226          1,096
  Income tax expense                      1,361          2,383
  Gain on sale                                -              -
  Interest expense, net                     323            498
  Other income                             (129)          (159)
  Depreciation and amortization           4,955          4,156
                                        --------       --------

EBITDA                                  $ 8,942        $11,760
                                        ========       ========

EBITDA margin                                20%            24%
                                        ========       ========

Adjustments:
  Severance and facility closure costs      985              -
                                        --------       --------

Adjusted EBITDA                         $ 9,927        $11,760
                                        ========       ========

Adjusted EBITDA margin                       22%            24%
                                        ========       ========


                              PEGASUS SOLUTIONS, INC.
      RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                                   (IN THOUSANDS)
                                    (UNAUDITED)


                                                   Nine Months Ended September 30,
                                                    -------------------------------

                                                            2005       2004
                                                          ---------  ---------
Total revenues                                            $133,994   $140,968
Adjustment:
  Impact of converting from monthly to
   weekly commission processing                              1,500          -
                                                          ---------  ---------

Adjusted revenues                                         $135,494   $140,968
                                                          =========  =========


Net income (loss)                                         $ (8,441)  $  6,210
Reconciling items:
  Discontinued operations, net of tax                       13,083      2,993
  Income tax expense                                         2,647      5,073
  Gain on sale                                                   -     (1,961)
  Interest expense, net                                      1,050      1,523
  Other income (expense)                                      (268)       134
  Depreciation and amortization                             13,890     13,447
                                                          ---------  ---------

EBITDA                                                    $ 21,961   $ 27,419
                                                          =========  =========

EBITDA margin                                                   16%        19%
                                                          =========  =========

Adjustments:
  Net impact of converting from monthly to
    weekly commission processing                             1,350          -
  Severance and facility closure costs                         985      2,380
                                                          ---------  ---------

Adjusted EBITDA                                           $ 24,296   $ 29,799
                                                          =========  =========

Adjusted EBITDA margin                                          18%        21%
                                                          =========  =========


                                  PEGASUS SOLUTIONS, INC.
          RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                            (IN 000'S, EXCEPT PER SHARE AMOUNTS)
                                         (UNAUDITED)


                                                          Estimated Results
                                               Three Months Ending December 31, 2005
                                                -------------------------------------

                                                  GAAP     Adjustments     Adjusted
                                                --------  -------------   ----------
 LOW END OF RANGE:
 Revenues                                       $40,000   $          -    $  40,000
                                                ========  =============   ==========

 Income before income taxes                         900            789  (1)   1,689
 Income tax expense                                (324)          (284) (2)    (608)
                                                --------  -------------       ------

  Income from continuing operations                 576            505        1,081
                                                                          ==========

 Discontinued operations, net of tax                150
                                                --------

 Net income                                     $   726
                                                ========

 Diluted income per share:
  Continuing operations                         $  0.03                $       0.05
                                                                       =============
  Discontinued operations                             -
                                                --------
  Net income                                    $  0.03
                                                ========


  Diluted weighted average shares outstanding:   21,000              -       21,000
                                                ========  =============   ==========


 HIGH END OF RANGE:
 Revenues                                       $42,000   $          -    $  42,000
                                                ========  =============   ==========

 Income before income taxes                       1,900            789  (1)   2,689
 Income tax expense                                (684)          (284) (2)    (968)
                                                --------  -------------       ------

  Income from continuing operations               1,216            505        1,721

 Discontinued operations, net of tax                150
                                                --------

 Net income                                     $ 1,366
                                                ========

 Diluted income per share:
  Continuing operations                         $  0.06                $       0.08
                                                                       =============
  Discontinued operations                          0.01
                                                --------
  Net income                                    $  0.07
                                                ========


  Diluted weighted average shares outstanding:   21,000              -       21,000
                                                ========  =============   ==========


NOTES  (IN  000'S):
(1) Represents $789 for the amortization of software and identifiable intangible assets obtained through acquisitions.
(2)  Assumes  a  36%  tax  rate  on  both  a  GAAP  and  an  adjusted  basis.


                                      PEGASUS SOLUTIONS, INC.
             RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                                (IN 000'S, EXCEPT PER SHARE AMOUNTS)
                                            (UNAUDITED)


                                                           Estimated Results
                                                  Full Year Ending December 31, 2005
                                                  ----------------------------------

                                                  GAAP      Adjustments                Adjusted
                                                ---------  -------------           -------------
 LOW END OF RANGE:
 Revenues                                       $173,994   $      1,500   (1)          $175,494
                                                =========  =============               =========

 Income before income taxes                        8,189          5,469 (1), (2), (3)    13,658
 Income tax expense                               (2,948)        (1,969)     (4)         (4,917)
                                                ---------  -------------               ---------

  Income from continuing operations                5,241          3,500                   8,741
                                                                                   =============

 Discontinued operations, net of tax             (12,933)
                                                ---------

 Net income                                     $ (7,692)
                                                =========

 Diluted income per share:
  Continuing operations                         $   0.25                           $       0.42
                                                                                   =============
  Discontinued operations                          (0.62)
                                                ---------
  Net income                                    $  (0.37)
                                                =========


  Diluted weighted average shares outstanding:    21,000              -                  21,000
                                                =========  =============           =============


 HIGH END OF RANGE:
 Revenues                                       $175,994   $      1,500   (1)          $177,494
                                                =========  =============               =========

 Income before income taxes                        9,189          5,469   (1), (2), (3)  14,658
 Income tax expense                               (3,308)        (1,969)        (4)      (5,277)
                                                ---------  -------------               ---------

  Income from continuing operations                5,881          3,500                   9,381

 Discontinued operations, net of tax             (12,933)
                                                ---------

 Net income                                     $ (7,052)
                                                =========

 Diluted income per share:
  Continuing operations                         $   0.28                           $       0.45
                                                                                   =============
  Discontinued operations                          (0.62)
                                                ---------
  Net income                                    $  (0.34)
                                                =========


  Diluted weighted average shares outstanding:    21,000              -                  21,000
                                                =========  =============           =============


NOTES  (IN  000'S):
(1) To adjust for the impact of converting from monthly to weekly commission processing.
(2) Represents $3,134 for the amortization of software and identifiable intangible assets obtained through acquisitions.
(3)  To  adjust  for  the  $985  impact of severance and facility closure costs.
(4)  Assumes  a  36%  tax  rate  on  both  a  GAAP  and  an  adjusted  basis.


                             PEGASUS SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                               SEPTEMBER 30,          DECEMBER 31,

                                                  2005            2004
                                                ---------       ---------
ASSETS

Cash and cash equivalents                       $ 27,175        $ 17,599
Auction rate securities                            3,000           5,650
Short-term investments                                 -           6,001
Accounts receivable, net                          27,402          28,551
Other current assets                               8,292           9,061
                                                ---------       ---------
  Total current assets                            65,869          66,862

Goodwill                                         163,585         163,585
Intangible assets, net                             4,667           5,827
Property and equipment, net                       61,185          80,326
Other noncurrent assets                           17,919          12,614
                                                ---------       ---------
    Total assets                                $313,225   $329,214
                                                =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities        $ 28,411        $ 29,531
Unearned revenue                                   6,926           6,763
Other current liabilities                          6,809           5,621
                                                ---------       ---------
  Total current liabilities                       42,146          41,915

Noncurrent uncleared commission checks             5,387           5,576
Other noncurrent liabilities                      16,228          19,407
Convertible debt                                  75,000          75,000

Commitments and contingencies

Stockholders' equity:
  Common stock                                       208             211
  Additional paid-in capital                     237,570         242,112
  Unearned compensation                             (339)           (408)
  Accumulated other comprehensive loss              (930)           (995)
  Accumulated deficit                            (62,045)        (53,604)
                                                ---------       ---------
    Total stockholders' equity                   174,464         187,316
                                                ---------       ---------
    Total liabilities and stockholders' equity  $313,225        $329,214
                                                =========       =========